                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               APPLIED POWER INC.
                (Name of Registrant as Specified in Its Charter)
 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)      Title of each class of securities to which transaction
                 applies:
                         ---------------------
         2)      Aggregate number of securities to which transaction
                 applies:
                         ---------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                 -------------------------
         4)      Proposed maximum aggregate value of
                 transaction:
                             ------------------------------
         5)      Total fee paid:
                                 -----------------------

[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:
                                         ------------------
         2)      Form, Schedule or Registration Statement No.:
                                                               --------------
         3)      Filing Party:
                               ---------------
         4)      Date Filed:
                             -----------------

                                   [API LOGO]

                                  P.O. BOX 325
                           MILWAUKEE, WISCONSIN 53201
                                 (414) 781-6600

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
  APPLIED POWER INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of APPLIED POWER INC., a Wisconsin corporation, will be held at the University Club, 924 East Wells Street, Milwaukee, Wisconsin on Wednesday, January 8, 1997, at 3:30 p.m., Central Time, for the following purposes:

         1.      To elect a Board of six directors;

         2.      To consider and vote upon the Applied Power Inc. 1996 Stock
                 Plan; and

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof;

all as set forth in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on November 13, 1996 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting or any adjournment thereof.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER YOUR HOLDINGS ARE LARGE OR SMALL. IF FOR ANY REASON YOU SHOULD DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

                                              By Order of the Board of Directors


                                              Anthony W. Asmuth III
                                              Secretary

Milwaukee, Wisconsin
November 19, 1996

                                   [API LOGO]

                                  P.O. BOX 325
                           MILWAUKEE, WISCONSIN 53201
                                 (414) 781-6600

                                PROXY STATEMENT
                                _______________

                    THIS PROXY STATEMENT WAS FIRST MAILED TO
                   SHAREHOLDERS ON OR ABOUT NOVEMBER 19, 1996
                             ______________________

         Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders and a form of proxy for such Meeting solicited by the Board of Directors of Applied Power Inc. (the "Company"). The Company's Annual Report on Form 10-K for the year ended August 31, 1996, which constitutes the 1996 Annual Report to Shareholders and accompanies this Proxy Statement, contains financial statements and certain other information concerning the Company. The Annual Report and such financial statements are neither a part of this Proxy Statement nor incorporated herein by reference.

         The shares represented by all properly executed proxies received in time for the Meeting will be voted as specified on such proxies. A proxy may be revoked at any time before it is exercised. The cost of soliciting proxies, including forwarding expense to beneficial owners of stock held in the name of another, will be borne by the Company. No solicitation other than by mail is contemplated, except that officers and employees of the Company may solicit the return of proxies from certain shareholders by telephone. Shares held for the accounts of participants in the Company's Employee Stock Purchase Plan ("ESPP") and Employee Stock Ownership Plan ("ESOP") will be voted in accordance with the instructions of the participants or otherwise in accordance with the terms of such plans.

         A majority of the votes entitled to be cast by shares entitled to vote, represented in person or by proxy, constitutes a quorum for action on a matter at the Meeting. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present. A "plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Shares for which authority is withheld to vote for director nominees and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are considered present for purposes of establishing a quorum but will have no effect on the election of directors except to the extent that the failure to vote for a director nominee results in another nominee receiving a larger number of votes. Votes attempted to be cast against a candidate are not given legal effect and are not counted as votes cast in an election of directors.

         If a quorum exists, the affirmative vote of the holders of a majority of the shares cast at the Meeting, in person or by proxy, will be required for approval of the Applied Power Inc. 1996 Stock Plan (the "Stock Plan"), provided that the total vote cast on the Stock Plan represents over 50% of the shares entitled to vote thereon. Because abstentions and broker non-votes are not considered to be votes cast, neither will have an effect on the vote so long as enough votes are cast to satisfy the 50% requirement set forth above.

         On November 13, 1996, the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders, the Company's outstanding capital stock consisted of 13,741,126 shares of Class A Common Stock ("Common Stock"). Each share of Common Stock outstanding on the record date is entitled to one vote on all matters submitted at the Meeting.

                           CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of November 13, 1996 unless otherwise indicated, certain information with respect to the beneficial ownership of Common Stock by each person known to management to be the beneficial owner of more than 5% of the Common Stock, by each director who is not nominated for reelection at the Meeting, by each executive officer of the Company named in the Summary Compensation Table below and by the Company's executive officers and directors as a group. Briefly stated, shares are deemed to be beneficially owned by any person or group having the power to vote or direct the vote or the power to dispose or direct the disposition of such shares, or who has the right to acquire beneficial ownership thereof within 60 days.

                                             AMOUNT AND
                                             NATURE OF
                                             BENEFICIAL                 PERCENT
BENEFICIAL OWNER                             OWNERSHIP(1)              OF CLASS
----------------                             ------------              --------
Brinson Partners, Inc                       858,500(2)                 6.3%
  209 South LaSalle Street
  Chicago, IL 60604-1295

Barbara B. Buzard                           753,330(3)                 5.5%
  6144 North Brumder Road
  Hartland, WI 53029

Firstar Trust Company                     1,183,449(3)(4)              8.6%
  777 East Wisconsin Avenue
  Milwaukee, WI 53202

                                              AMOUNT AND
                                              NATURE OF
                                              BENEFICIAL                PERCENT
BENEFICIAL OWNER                              OWNERSHIP(1)              OF CLASS
----------------                              ------------              --------
J.P. Morgan & Co. Incorporated               1,282,370(5)                 9.3%
  60 Wall Street
  New York, NY 10260

The Prudential Insurance Company               827,900(6)                 6.0%
  of America
Prudential Plaza
Newark, NJ  07102-3777

Richard G. Sim                                 773,597(7)                 5.5%
  13000 West Silver Spring Drive
  Butler, WI 53007

Richard M. Jones                                10,000(8)                   *
Raymond S. Troubh                               68,250(9)                   *
William J. Albrecht                             52,513(10)                  *
Robert C. Arzbaecher                            20,837(11)                  *
Gustav H.P. Boel                                 5,503(12)                  *
Philip T. Burkart                                8,377(13)                  *
All Executive Officers and Directors
  as a Group (17 persons)                    1,259,452(14)                8.8%

*Less than 1%.

(1) Unless otherwise noted, the specified persons have sole voting power and/or dispositive power over the shares shown as beneficially owned.

(2) As set forth on an Amendment No. 1 to Schedule 13G dated February 9, 1996, reporting (for itself and its affiliates, Brinson Trust Company, Brinson Holdings, Inc., SBC Holding (USA), Inc. and Swiss Bank Corporation) shared voting and dispositive power as to 858,500 shares.

(3)      Includes 463,350 shares held by a trust with respect to which Barbara
         B. Buzard, Donald S. Buzard and Firstar Trust Company share voting and dispositive power.

(4) Includes 690,511 shares held by Firstar Trust Company as trustee of the Company's ESOP wherein the voting of such shares and their disposition in a tender offer is directed by the participants but the trustee has the power of disposition in all other circumstances, and 29,588 additional shares of

         Common Stock of which Firstar Trust Company shares voting power and/or the power of disposition. Excludes 38,126 shares held by Firstar Trust Company as administrator of the ESPP; under such plan the administrator does not have discretion as to disposition, and voting of the shares is directed by the participants.

(5) As set forth on an Amendment No. 7 to Schedule 13G filed on February 15, 1996, reporting (for itself and its affiliates, J.P. Morgan Investment Management Inc., Morgan Guaranty Trust Co. of New York and J.P. Morgan Florida Federal Savings Bank) sole voting power as to 913,050 shares and sole dispositive power as to 1,282,370 shares.

(6) As set forth on a Schedule 13G dated February 14, 1996, reporting shared voting and dispositive power with respect to 68,900 shares and sole voting and dispositive power with respect to the remaining 759,000 shares.

(7) Includes options to purchase 450,171 shares exercisable currently or within 60 days of the record date and 2,220 shares allocated to his ESOP account.

(8) Includes options to purchase 7,000 shares exercisable currently or within 60 days of the record date.

(9) Includes options to purchase 7,000 shares exercisable currently or within 60 days of the record date.

(10) Includes options to purchase 50,988 shares exercisable currently or within 60 days of the record date and 1,525 shares allocated to his ESOP account.

(11) Includes options to purchase 14,500 shares exercisable currently or within 60 days of the record date, 837 shares allocated to his ESOP account and 1,500 shares owned by his spouse.

(12) Includes options to purchase 4,000 shares exercisable currently or within 60 days of the record date and 113 shares allocated to his ESOP account.

(13) Includes options to purchase 6,575 shares exercisable currently or within 60 days of the record date and 1,014 shares allocated to his ESOP account.

(14) Includes options to purchase 632,524 shares exercisable currently or within 60 days of the record date, 11,339 shares allocated to executive officers' ESOP accounts, 175,576 shares held by certain trusts with respect to which certain officers have voting power and the power of disposition and 1,500 shares owned by the spouse of an executive officer.

         The beneficial ownership information set forth above, and below under "Election of Directors," is based on information furnished by the specified persons or known to the Company and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

                             ELECTION OF DIRECTORS

         At the Meeting, six directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be elected. In August 1996, the Company's Bylaws were amended to increase the number of directors by one in connection with the election of John J. McDonough as a director. The Bylaws were also amended, effective at the Meeting, to reduce the number of directors by two as a result of the retirement at the end of their current terms of Richard M. Jones and Raymond S. Troubh, each of whom has reached the mandatory retirement age for directors pursuant to the Company's Bylaws. The many contributions to the Company made by Messrs. Jones and Troubh are gratefully acknowledged.

         It is the intention of the persons named in the accompanying form of proxy to nominate as directors and, unless otherwise specified in a proxy by a shareholder, to vote such proxy for the election of the persons named below.
In the event any of the nominees should become unable to serve as a director, an eventuality which management has no reason to believe will occur, proxies may be voted for another nominee. Each person named below is presently serving as a director of the Company.

                                                                                 COMMON STOCK
                                                                                 BENEFICIALLY
                                                                                   OWNED AT
                                                                               NOVEMBER 13, 1996
                                                                               -----------------
                                                             DIRECTOR       NUMBER         PERCENT
     NAME AND PRINCIPAL POSITION                   AGE        SINCE        OF SHARES       OF CLASS
     ---------------------------                   ---        -----        ---------       --------
H. Richard Crowther (1)(2)                         64          1995         2,500(4)           *
  Retired Vice Chairman, Illinois
  Tool Works Inc. (manufacturer of
  engineered components and systems)

Jack L. Heckel (1)(3)                              65          1993         5,000(5)           *
  Retired President and Chief
  Operating Officer, GenCorp.
  Inc. (manufacturer of
  aerospace and defense,
  polymer and automotive
  products)

                                                                                   COMMON STOCK
                                                                                   BENEFICIALLY
                                                                                     OWNED AT
                                                                                  NOVEMBER 13, 1996
                                                                                  -----------------
                                                                DIRECTOR       NUMBER         PERCENT
        NAME AND PRINCIPAL POSITION                   AGE        SINCE        OF SHARES       OF CLASS
        ---------------------------                   ---        -----        ---------       --------
Richard A. Kashnow (2)(3)                              54         1993         4,500(5)           *
  Chairman of the Board, President
  and Chief Executive Officer,
  Raychem Corporation (global
  manufacturer of materials
  science-based products for
  electronics, telecommunications
  and industrial applications)

L. Dennis Kozlowski (1)(2)                             50          1994        3,000(6)           *
  Chairman of the Board, President
  and Chief Executive Officer,
  Tyco International Ltd.
  (manufacturer of disposable
  and specialty products, fire
  and safety services, flow control,
  and electrical and electronic
  components)

John J. McDonough                                      60          1996        4,500              *
  President and Chief Executive
  Officer of McDonough Capital
  Company LLC (venture capital
  investment firm); Chairman and
  Chief Executive Officer of SoftNet
  Systems, Inc. (electronic information
  and document management)

Richard G. Sim                                         52          1985      773,597(7)         5.5%
  Chairman of the Board, President
  and Chief Executive Officer,
  Applied Power Inc.

         *Less than 1%.

(1)      Member of the Audit Committee of the Board of Directors.
(2)      Member of the Nominating Committee of the Board of Directors.
(3)      Member of the Compensation Committee of the Board of Directors.
(4) Includes options to purchase 1,000 shares exercisable currently or within 60 days of the record date.
(5) Includes options to purchase 3,000 shares exercisable currently or within 60 days of the record date.
(6) Includes options to purchase 2,000 shares exercisable currently or within 60 days of the record date.
(7) Includes options to purchase 450,171 shares exercisable currently or within 60 days of the record date and 2,220 shares allocated to his ESOP account.

         All of the directors have held positions with the Company or other organizations shown in the above table during the past five years, except that
(i) H. Richard Crowther was Vice Chairman of Illinois Tool Works Inc. from January 1990 through March 1995; (ii) Jack L. Heckel was President and Chief Operating Officer of GenCorp. Inc. from January 1987 through December 1993;
(iii) Richard A. Kashnow was President of Schuller International Group, Inc. from May 1991 through September 1995; (iv) L. Dennis Kozlowski was named President of Tyco International Ltd. in December 1989, its Chief Executive Officer in July 1992 and its Chairman of the Board in January 1993; and (v) John J. McDonough was named Chief Executive Officer of SoftNet Systems, Inc. in September 1996, has been Chairman of SoftNet Systems, Inc. since 1995, was Vice Chairman of DENTSPLY International Inc. from February 1995 through October 1995, Vice Chairman and Chief Executive Officer of DENTSPLY International Inc. from June 1993 through February 1995, and Chairman and Chief Executive Officer of GENDEX Corporation from April 1983 through June 1993.

         H. Richard Crowther is a director of Illinois Tool Works Inc. Jack L. Heckel is a director of WD-40 Co., Inc. and Advanced Tissue Sciences, Inc. Richard A. Kashnow is a director of Raychem Corporation. L. Dennis Kozlowski is a director of Tyco International Ltd., Thiokol Corporation, Raytheon Company and RJR Nabisco Holdings Corp. John J. McDonough is a director of AMRESCO, Inc., Lunar Corporation, Newell Corporation, Plexus Corporation and SoftNet Systems, Inc. Richard G. Sim is a director of Falcon Building Products Inc. and IPSCO Inc.

              BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

         There were four meetings of the Board of Directors, two meetings of the Audit Committee, three meetings of the Compensation Committee and two meetings of the Nominating Committee during the year ended August 31, 1996. During the period in the last fiscal year in which they served, all members of the Board of Directors attended at least 75% of the total number of meetings of the Board of Directors and all the committees on which they served.

         The Audit Committee of the Board of Directors (of which Richard M. Jones was a member for fiscal 1996 in addition to the directors indicated above): (i) reviews the scope and timing of the audit of the Company's financial statements by the Company's independent accountants; (ii) reviews with the independent accountants, and with the Company's management, policies and procedures with respect to internal auditing and financial and accounting controls; and (iii) reviews with the independent accountants their reports on the

Company's financial statements and recommendations they make for improvements in the Company's internal controls and the implementation of such recommendations.

         For fiscal 1996, Richard M. Jones and Raymond S. Troubh served on the Compensation Committee of the Board of Directors in addition to the directors indicated above. The Compensation Committee determines the compensation of the Company's executive officers, awards bonuses to such key management personnel as the Committee selects and administers the Company's stock incentive plans.

         The Nominating Committee of the Board of Directors, which for fiscal 1996 was composed of the directors indicated above and Raymond S. Troubh, seeks qualified persons for the position of director to recommend to the entire Board of Directors. In carrying out its responsibilities, the Nominating Committee will consider candidates suggested by other directors, employees and shareholders. Suggestions for candidates, accompanied by biographical material, may be sent to the Secretary of the Company at its corporate offices.

         For the 1996 fiscal year, directors who were not employees of the Company were paid an annual retainer of $19,000 for serving on the Board of Directors and an attendance fee of $1,000 for each Board of Directors meeting and committee meeting attended. Directors who are employees of the Company do not receive separate remuneration in connection with their service on the Board or Board committees.

         In May 1995, the Board of Directors adopted the Outside Directors' Deferred Compensation Plan (the "Deferred Compensation Plan"). Under the Deferred Compensation Plan, each non-employee director may elect to defer all or a specified portion of his annual retainer and attendance fees for future payment on a date specified by the participant or upon termination of the participant's service as a director. A participating non-employee director's deferred compensation is credited to an account, the value of which is based upon phantom investments in Common Stock. Distributions from the Deferred Compensation Plan are only made in cash.

         Each non-employee director also receives an option each year to purchase shares of Common Stock under the 1989 Outside Directors' Stock Option Plan (the "1989 Plan"). Through fiscal 1996, each director received an option for 1,000 shares. Effective beginning in fiscal 1997, the 1989 Plan was amended to provide for annual grants of 1,500 shares. The 1989 Plan is intended to promote the growth and development of the Company by providing incentives for non-employee directors of the Company through the grant to such directors of nonqualified stock options to acquire shares of Common Stock. There is no discretion as to the amount or timing of options to be granted, which are fixed by the terms of the 1989 Plan. The exercise price at which shares may be purchased under each option is equal to the fair market value of the shares on the date of grant. Options are not exercisable until eleven months after the date of grant and then become fully exercisable, in whole or in part, at any time prior to their expiration or termination. Unless earlier exercised or terminated, the expiration date of each option granted under the 1989 Plan is ten years and one day after the date of grant. All of the non-employee directors (except Mr. McDonough, who was not a director of the Company at the date of grant) were granted options in fiscal 1996 for 1,000 shares of Common Stock at an exercise price of $28.375 per share. At November 13, 1996, options for 6,000 shares had been exercised, options for 25,000 shares were outstanding and 29,000 shares were reserved for future grants under the 1989 Plan.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         Development of Compensation Approach and Objectives. The Compensation Committee of the Board of Directors is responsible for establishing all of the policies under which compensation is paid or awarded to the Company's executive officers, and also determines the amount of such compensation. No member of the Committee is employed by the Company. The Committee's objective is to develop a total compensation program that is competitive in the marketplace and provides significant incentive to increase shareholder value. Each year the Committee reviews its executive compensation policies relative to market competitiveness, and then determines what changes in the compensation program, if any, are appropriate for the following year. Compensation of the Company's executive officers currently consists of three key elements -- salary, bonus and stock options.

         The Committee retains an independent outside consultant who provides data regarding the compensation practices of U.S. manufacturing companies. Competitive pay standards are based upon the results of several compensation surveys, including comparisons with several hundred manufacturing companies. This data, along with management's recommendations for particular executive officer compensation and information on an executive's experience, expertise and demonstrated performance, is reviewed by the Committee. The total value of each executive's pay package is intended to equal the competitive median for like positions in companies of similar size and type, but the mix of compensation is somewhat atypical. In particular, cash compensation is lower than the median: salary standards are targeted at 95% of the market median and target bonuses are set at 70% of the market median. Stock incentives, on the other hand, are above the median for other companies in order to bring the total compensation opportunity to a level competitive in the marketplace. This compensation mix, which is consistent with the Committee's approach in prior years, is designed to encourage the executive's continued focus on building shareholder value. However, in appropriate circumstances, the Committee may exercise its discretion to vary compensation from these guidelines.

         Stock Incentive Component. Stock options are granted annually to executive officers. Options may also be granted to other key employees whose present and future contributions are especially important to the Company. All option grants are priced at 100% of market value as of the date of grant. Unless earlier terminated, options expire ten years from the date of grant and generally become exercisable as to half of the shares granted two years after the date of grant and fully exercisable five years after the date of grant.

         The Committee values stock option grants at 50% of the exercise price. This valuation method is recommended by the Committee's independent consultant because it reflects the average discounted value of the actual gains produced by options granted by U.S. industrial firms over the past several decades. The

Committee favors the simplicity of this 50% estimate and believes it to be as good a predictor of the actual gains and costs of an option grant as other methods.

         In 1996, the Board of Directors adopted the Applied Power Inc. 1996 Stock Plan (the "Stock Plan"), subject to approval by the Company's shareholders at the 1997 Annual Meeting of Shareholders. If the Stock Plan is approved, the Stock Plan will replace the Company's existing plans and the Committee, which is charged with the responsibility of administering the Stock Plan, will have available to it an aggregate of 1,500,000 shares of Common Stock for grants of incentives to key Company employees, including executive officers; provided, however, that no participant in the Stock Plan may be granted an award or awards covering more than 125,000 shares of Common Stock in any calendar year.

         Key Measurement Criteria for Bonuses. Bonus payments are made to each executive officer based upon the degree of achievement of each year's financial and personal objectives. An executive may receive more, or less, than the target bonus based on actual business results and satisfaction of executive-specific goals.

         Each executive responsible for a business unit (or multiple business units) is measured principally by the performance of that unit (or units). For multi-business unit executives, the measuring index utilized is "Combined Management Measure" ("CMM"), which is unit operating profit less a charge based upon the net assets employed by the unit. In fiscal 1996, CMM constituted 60% of the bonus measurement for such executives. Twenty percent of such executive's respective bonuses paid for fiscal 1996 was based on the Company's return on net assets ("RONA") and earnings per share ("EPS") for the period, weighted equally. The remaining 20% of their respective bonuses was based on other goals specific to the individual, such as targeted sales growth, development of certain supplier relationships, implementation of designated pricing strategies and organizational changes, product development and targeted market expansion, each weighted as appropriate for the individual executive. The measuring index for bonuses for executive officers responsible for a single business unit is based on operating profit for the applicable unit measured against targeted objectives. The bonuses of such executive officers were based entirely on the operating profits of their respective business units. For the fiscal year ended August 31, 1996, bonuses for business unit executives ranged from 0% to 85% of their target bonuses.

         Bonus payments for Company executives not in charge of business units are primarily determined by the performance of the Company as a whole. For fiscal 1996, 40% of each such executive's bonus was based on the Company's RONA and 40% on the Company's EPS for the period. The remaining 20% of each such bonus was based on the degree of accomplishment of certain pre-determined projects and programs related to each executive's area of responsibility. For the fiscal year ended August 31, 1996, bonuses for this group ranged from 88% to 92% of their target bonuses.

         Chief Executive Officer Compensation. Competitive data provided by the Committee's independent consultant established a total compensation value of $1,279,000 for the chief executive officer position. Following the compensation philosophy described above for executive officers, the compensation opportunity for Richard G. Sim, the Company's Chief Executive Officer, consisted of a salary of $398,000

(approximately 95% of the market median), a target bonus of $300,000 (70% of the market median) and a stock option grant valued at $581,850 (43,100 shares valued at 50% of the exercise price). In addition, the Committee granted an option to Mr. Sim for an additional 10,000 shares (valued at $135,000) in recognition of Mr. Sim's recent performance as Chief Executive Officer.

         Mr. Sim's fiscal 1996 bonus was based solely on Company performance, 50% of which was measured by RONA and 50% by EPS. Mr. Sim's fiscal 1996 bonus of $268,200, which represents 89% of his target bonus, reflects attainment of 90% of the Company's RONA target and 89% of the Company's EPS target.

         Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code limits the Company's federal income tax deduction to $1,000,000 per year for compensation paid to its chief executive officer or any of the other executive officers named in the summary compensation table of this Proxy Statement. Performance-based compensation is not, however, subject to the deduction limit, provided certain requirements of Section 162(m) are satisfied. Under regulations adopted by the Internal Revenue Service, grants of stock options under the Company's current stock option plan qualified under a transition rule as performance-based compensation. The Stock Plan proposed for shareholder approval at the 1997 Annual Meeting has been drafted to comply with the final Section 162(m) regulations adopted by the Internal Revenue Service. In order to preserve the deductibility of performance-based compensation, the Company will generally seek to comply with Section 162(m) of the Internal Revenue Code to the extent such compliance is practicable and in the best interests of the Company and its shareholders.

                                  Richard A. Kashnow (Chairman)
                                  Jack L. Heckel
                                  Richard M. Jones
                                  Raymond S. Troubh

SUMMARY COMPENSATION TABLE

         The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers who were serving as executive officers at the end of fiscal 1996 for services rendered to the Company and its subsidiaries during fiscal 1996 ("named executive officers"). Also included in the table is compensation information for those individuals for fiscal years 1994 and 1995.

                                                              ANNUAL             LONG-TERM
                                                           COMPENSATION        COMPENSATION
                                                           ------------        ------------
                                                                                  AWARDS
                                                                                  ------
                                                                                SECURITIES   ALL OTHER
                                                                                UNDERLYING    COMPEN-
                                                                                 OPTIONS/      SATION
      NAME AND PRINCIPAL POSITION         YEAR      SALARY($)      BONUS($)     SARS(#)(1)     ($)(2)
      ---------------------------         ----      ---------      --------     ----------     ------
Richard G. Sim
  Chairman, President and
  Chief Executive Officer                  1996       398,000       268,200        53,100       17,065
  Chairman, President and
  Chief Executive Officer                  1995       362,000       411,730        49,900       16,015
  Chairman, President and
  Chief Executive Officer                  1994       362,000       176,620        52,000       11,515

William J. Albrecht
  Senior Vice President,
  Engineered Solutions                     1996       210,000        37,880        14,800       16,146
  Senior Vice President,
  Engineered Solutions                     1995       190,000        90,350        17,800       11,538
  Senior Vice President;
  Engineered Solutions                     1994       162,672        51,374        15,875       12,310

Robert C. Arzbaecher
  Vice President and Chief
  Financial Officer                        1996       155,000        70,000         9,300       10,186
  Vice President and Chief
  Financial Officer                        1995       138,171       120,502        12,000(3)     4,800
  Vice President, Finance,
  Distributed Products                     1994       116,000        30,216         5,000        4,340

Gustav H.P. Boel
  Vice President; President
  of Enerpac                               1996       175,667        39,092        10,500(4)     3,128(5)
  Managing Director of Power-
  Packer Europe                            1995       122,214        12,625         2,000       36,677(5)
  Managing Director of Power-
  Packer Europe                            1994       107,447        38,196         2,000       38,153(5)

                                                              ANNUAL             LONG-TERM
                                                           COMPENSATION        COMPENSATION
                                                           ------------        ------------
                                                                                  AWARDS
                                                                                  ------
                                                                                SECURITIES   ALL OTHER
                                                                                UNDERLYING    COMPEN-
                                                                                 OPTIONS/      SATION
      NAME AND PRINCIPAL POSITION         YEAR      SALARY($)      BONUS($)     SARS(#)(1)     ($)(2)
      ---------------------------         ----      ---------      --------     ----------     ------
Philip T. Burkart
  Vice President; President of
  Wright Line, Inc. (6)                   1996       140,000       122,877         5,000       12,449


(1) Consists entirely of stock options. Historically, the Compensation Committee awarded options in July or August of each year applicable to the executive's compensation for the following fiscal year. Accordingly, option awards listed for a given fiscal year in this table reflect the option grants which were made at the end of the prior fiscal year unless otherwise noted. Beginning with fiscal 1997, option grants will be made following the commencement of the fiscal year.

(2) The 1996 amounts represent: (a) the Company's 401(k) matching contributions as follows: Mr. Sim - $1,350, Mr. Albrecht - $1,350, Mr. Arzbaecher - $1,350, Mr. Boel - $0 and Mr. Burkart - $1,350; (b) Company allocations under the ESOP as follows: Mr. Sim - $4,500, Mr. Albrecht - $4,500, Mr. Arzbaecher - $4,500, Mr. Boel - $0 and Mr. Burkart - $4,500; and (c) premiums paid by the Company for split-dollar life insurance as follows: Mr. Sim - $11,215, Mr. Albrecht - $10,296, Mr. Arzbaecher - $4,336, Mr. Boel - $0 and Mr. Burkart - $6,599.

(3) Includes stock option for 10,000 shares granted in October 1994 upon Mr. Arzbaecher's election as Vice President and Chief Financial Officer.

(4) Includes stock option for 7,500 shares granted in December 1995 upon Mr. Boel's election as Vice President and President of Enerpac.

(5) Consists entirely of amounts contributed by the Company on Mr. Boel's behalf to a private defined contribution pension plan.

(6) Mr. Burkart became an executive officer of the Company during fiscal 1996. As a result, pursuant to applicable Securities and Exchange Commission rules, compensation information for Mr. Burkart for fiscal years 1995 and 1994 has been omitted.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock option grants during the last fiscal year to the named executive officers. As described above, the Compensation Committee historically made annual grants in July or August which were applicable to the executive's compensation for the following fiscal year. Beginning with fiscal 1997, annual option grants will be made during the relevant fiscal year. As a result of this change, no annual grants were actually made during fiscal 1996. (The grants made during fiscal 1995 which were applicable to fiscal 1996 compensation are reflected in the summary compensation table above.) No stock appreciation rights ("SARs") were granted in fiscal 1996.

                                            INDIVIDUAL GRANTS
                     ----------------------------------------------------------
                                       PERCENT
                                       OF TOTAL                                      POTENTIAL REALIZABLE
                                       OPTIONS/                                        VALUE AT ASSUMED
                     NUMBER OF          SARS                                            ANNUAL RATES OF
                    SECURITIES       GRANTED TO                                           STOCK PRICE
                    UNDERLYING        EMPLOYEES         EXERCISE                        APPRECIATION FOR
                      OPTIONS/           IN             OR BASE                          OPTION TERM(3)
                       SARS             FISCAL           PRICE        EXPIRATION    -----------------------
     NAME           GRANTED(#)         YEAR(1)           ($/SH)        DATE(2)      5%($)            10%($)
     ----           ----------         -------           ------        -------      -----            ------
Richard G. Sim             0               0                -              -            -                -
William J. Albrecht        0               0                -              -            -                -
Robert C. Arzbaecher       0               0                -              -            -                -
Gustav H.P. Boel       7,500             9.3%         $32.125         12/1/15     151,524          383,992
Philip T. Burkart          0               0                -              -            -                -

(1) Based on stock option grants for an aggregate of 80,854 shares made to all employees during the fiscal year ended August 31, 1996.

(2) Unless earlier terminated, options expire ten years from the date of grant and generally become exercisable as to half of the shares granted two years after the date of grant and fully exercisable five years after the date of grant.

(3) The dollar amounts under these columns are the result of calculations at 5% and 10% appreciation rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Common Stock price.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth information for each of the named executive officers concerning the exercise of stock options during fiscal 1996 and the number and value of stock options outstanding at the end of the fiscal year. No SARs are outstanding.

                                                             NUMBER OF                VALUE OF
                                                            SECURITIES               UNEXERCISED
                                                      UNDERLYING UNEXERCISED         IN-THE-MONEY
                                                        OPTIONS/SARS AT             OPTIONS/SARS AT
                            SHARES                      FISCAL YEAR-END(#)        FISCAL YEAR-END($)(2)
                           ACQUIRED                     ------------------        ---------------------
                              ON           VALUE      EXER-        UNEXER-          EXER-     UNEXER-
NAME                      EXERCISE(#)   REALIZED($)  CISABLE      CISABLE(1)       CISABLE   CISABLE(1)
----                      -----------   -----------  -------      ----------       -------   ----------
Richard G. Sim                   0             0       450,171     130,050      5,572,748     997,644
William J. Albrecht              0             0        50,988      39,387        619,537     311,910
Robert C. Arzbaecher             0             0         7,750      27,050        102,125     167,850
Gustav H.P. Boel             5,000        88,387         4,000      13,500         54,000      23,500
Philip T. Burkart                0             0         1,575      15,000         18,517      62,500

(1)      Represents unvested options at the end of fiscal 1996.

(2) Based on the $30 closing price of the Common Stock on the New York Stock Exchange at the end of the fiscal year.

PERFORMANCE GRAPHS

         The following graph shows the cumulative total shareholder return on the Common Stock during the preceding five fiscal years as compared to the returns on the Standard & Poor's 500 Stock Index and the Standard & Poor's Diversified Manufacturing Index. The graph assumes that $100 was invested on August 31, 1991 in the Common Stock and each index and that all dividends were reinvested.





                              [ 1991-1996 GRAPH ]

                               1991       1992         1993       1994         1995       1996
                               ----       ----         ----       ----         ----       ----
APPLIED POWER                 $100.00    $ 97.63      $107.05    $142.07      $212.51    $193.22

S&P 500 INDEX                  100.00     107.92       124.34     131.14       159.27     189.10

S&P DIV. MFG. INDEX            100.00      98.37       123.66     138.41       180.78     224.14

         The following graph shows the cumulative total shareholder return on the Common Stock since it became publicly traded on August 6, 1987 through August 31, 1996 as compared to the returns on the Standard & Poor's 500 Stock Index and the Standard & Poor's Diversified Manufacturing Index. The graph assumes that $100 was invested on August 6, 1987 in the Common Stock and each index and that all dividends were reinvested.



                             [ 8/6/87-1996 GRAPH ]

                                  8/6/87       1987        1988       1989       1990        1991
                                  ------       ----        ----       ----       ----        ----
APPLIED POWER                    $100.00     $111.43     $220.27    $278.09    $230.89     $209.72

S&P 500 INDEX                     100.00      102.39       84.18     117.21     111.36      141.33

S&P DIV. MFG. INDEX               100.00      102.88       84.40     104.87      95.00      121.08


                                   1992        1993        1994       1995       1996
                                   ----        ----        ----       ----       ----
APPLIED POWER INC.               $204.74     $224.51     $297.95    $445.68    $405.22

S&P 500 INDEX                     152.53      175.73      185.34     225.09    $267.25

S&P DIV. MFG. INDEX               119.10      149.73      167.58     218.88    $271.38


EMPLOYMENT AGREEMENT

         The Company entered into an agreement with Richard G. Sim in May 1994 which superseded his employment agreement originally entered into in July 1985. The agreement provides that if Mr. Sim's employment with the Company is terminated as a result of his death or permanent disability, he or his beneficiary will receive his then current salary for a period of one year following such termination and a pro rata portion of any bonus award earned for the fiscal year in which such termination occurs. During the term of the agreement, the Company must maintain Mr. Sim's coverage under its present long-term disability benefit plan or a substantially similar plan providing at least comparable benefits. In the event that Mr. Sim qualifies for a long-term disability benefit under such plan, the Company will supplement any plan benefit payable to Mr. Sim to the extent necessary to provide a total long-term disability benefit payment that is equal to 30% of his then base pay. Such supplemental benefit will be provided at no cost to Mr. Sim.

                   PROPOSAL TO APPROVE THE APPLIED POWER INC.
                                1996 STOCK PLAN

         On August 8, 1996, the Company's Board of Directors adopted the Applied Power Inc. 1996 Stock Plan (the "Stock Plan"), subject to approval by the Company's shareholders at their 1997 Annual Meeting. A copy of the Stock Plan in the form adopted by the Board of Directors is attached as Annex A to this Proxy Statement. If the Stock Plan is approved by the shareholders of the Company, no further awards or grants will be made under the Applied Power Inc. 1990 Stock Option Plan, although options granted under that plan (and prior plans) will remain in effect until they have been exercised or have expired and such options shall be administered in accordance with their terms and in accordance with the plan under which they were granted.

         The affirmative vote of holders of a majority of the shares cast at the Meeting, in person or by proxy, will be required for approval of the Stock Plan, provided that the total vote cast on the Stock Plan represents over 50% of the shares entitled to vote thereon. THE BOARD OF DIRECTORS RECOMMENDS THAT COMPANY SHAREHOLDERS VOTE FOR APPROVAL OF THE STOCK PLAN.

         The Stock Plan replaces the Company's existing stock option plans as described above. The principal objectives of the Stock Plan are the same as the objectives of the existing plans: to provide incentive for the key employees of the Company and its subsidiaries to improve corporate performance on a long-term basis, and to attract and retain key employees. As indicated in the Report of the Compensation Committee of the Board of Directors on Executive Compensation contained elsewhere in this Proxy Statement, stock option grants made under the Company's existing stock option plans qualified as performance-based compensation (and therefore were not subject to the deduction limitation imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")) as a result of a transitional rule which will expire at the Meeting. Accordingly, certain changes in the Company's stock incentive program are required in order to continue the availability of that tax deduction. The Compensation Committee determined it advisable to adopt a new plan rather than amend the Company's existing plans to bring them into compliance with the Section 162(m) regulations. This approach also offered the advantage of permitting the Compensation Committee to incorporate certain new features into the Stock Plan, as described in more detail below.

PRINCIPAL TERMS OF THE STOCK PLAN

         Under the Stock Plan, incentive stock options, nonqualified stock options and restricted stock (each, an "Award") may be granted to any regular salaried employee of the Company or a subsidiary of the Company who, in the sole opinion of the Compensation Committee, contributes significantly to the growth and success of the Company or a subsidiary. This includes employees who are members of the Board of Directors but excludes directors who are not employees of the Company or any of its subsidiaries. Such eligible participants in the Stock Plan shall be referred to as "Eligible Employees."

         The total number of shares of Common Stock available for issuance under the Stock Plan may not exceed one million five hundred thousand (1,500,000) shares, although no Eligible Employee may be granted an Award or Awards covering more than 125,000 shares of Common Stock in any calendar year. These stock thresholds are subject to adjustment in the event of a stock split, stock distribution or other capital event, as described in the Stock Plan.

         Shares available for an Award under the Stock Plan may be either authorized but unissued or reacquired shares of Common Stock. Shares subject to, but not issued under, an option which expires, terminates, is cancelled or forfeited for any reason under the Stock Plan and shares of restricted stock which have been forfeited before the grantee has received any benefit of ownership (such as dividends) shall again become available for the granting of Awards under the Stock Plan.

         The Stock Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall be constituted so as to permit the Stock Plan to comply with the provisions of
Section 162(m) of the Code and to afford Stock Plan participants an exemption for Stock Plan transactions pursuant to Rule 16b-3 under the Securities Exchange Act of 1934. The Committee is empowered to adopt such rules, regulations and procedures and take such other action as it deems necessary or proper for administration of the Stock Plan, including any modification, extension or renewal of any option granted thereunder. The Committee has the authority to interpret the provisions of the Stock Plan, which interpretations shall be final and conclusive. Specifically, the Committee is empowered, subject to any contrary provisions of the Stock Plan, to designate the persons to whom Awards shall be granted, to grant Awards in such form and amount as the Committee shall determine, to impose such limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate, and to waive in whole or in part any limitations, restrictions or conditions imposed upon any such Award as the Committee shall deem appropriate. The Board of Directors may also amend, modify, suspend or terminate the Stock Plan from time to time; provided, however, that no such action can be taken without shareholder approval if required by applicable law. Furthermore, subject to the terms and conditions of the Stock Plan, the Committee may modify, extend or renew outstanding Awards granted under the Stock Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), reduce the exercise price of outstanding options and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised); provided, however, that no such modification of an Award (either directly or through modification of the Stock Plan) shall, without the consent of the grantee, alter or impair any rights of the grantee under the Award.

STOCK OPTIONS

         Stock Options ("Options") may be granted to Eligible Employees at any time as determined by the Committee (subject to the volume limitations set forth above). Options granted under the Stock Plan may be either "Incentive Stock Options" under Section 422 of the Code or options that are not intended to qualify as Incentive Stock Options ("Nonqualified Stock Options"). Each Option must be evidenced by an agreement between the Company and the grantee which must contain the terms and conditions required by the Stock Plan and such other terms and conditions not inconsistent therewith as the Committee may deem appropriate.

         The exercise price of an Option granted under the Stock Plan is determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the exercise price may not be less than 100% of the Fair Market Value of the Common Stock (as defined in the Stock Plan) when the Option is granted; and provided further that the Committee may only grant a Nonqualified Stock Option with an exercise price of less than 100% of the Fair Market Value of the Common Stock on the condition that the grantee makes a cash payment to the Company on the date of grant of at least the difference between the Fair Market Value and the option price (i.e., the sum of the cash payment and the exercise price must be equal to or in excess of the Fair Market Value of the Common Stock on the date of grant).

         For purposes of the Stock Plan, an Option is considered as having been granted on the date on which the Committee authorized its grant (unless the Committee has designated a later grant date). Options granted under the Stock Plan may be exercisable at such times and subject to such restrictions and conditions as the Committee in each instance approves, but no Option may be exercisable until at least six months have elapsed from the date of grant (except in the case of death or disability) or prior to shareholder approval of the Stock Plan. Furthermore, the period of exercisability of an Incentive Stock Option may not exceed 10 years from the date the Option is granted and no Option may be treated as an Incentive Stock Option unless the grantee exercises the Option while employed by the Company (or a subsidiary) or within three months after termination of employment, unless such termination is caused by death or disability, in which case the optionee has one year after such termination within which to exercise.

         An Option may be exercised in whole or in part from time to time as specified in the Option agreement by the grantee giving a written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the exercise price. The exercise price may be paid either (i) in cash, (ii) by check, or (iii) with the approval of the Committee, through delivery of shares of Common Stock which have been beneficially owned by the grantee, the grantee's spouse or both of them for a period of at least six months prior to the exercise ("Delivered Stock"), or
(iv) through a combination of cash and Delivered Stock. Delivered Stock is valued at its Fair Market Value as of the date of the exercise. The holder of an Option shall not have any rights as a shareholder with respect to the shares subject to the Option until certificates evidencing such shares are delivered to him or her.

         Special provisions are contained in the Stock Plan covering a merger, consolidation or reorganization of the Company with another corporation in which the Company is not the surviving corporation. In that circumstance, the Committee may, subject to the approval of the Board of Directors of the Company or the Board of Directors of any corporation assuming the obligations of the Company under the Stock Plan, take action regarding each outstanding unexercised option to either (i) substitute on an equitable and economically equivalent basis an appropriate number of shares of the surviving corporation for the shares of Common Stock covered by the Option, or (ii) cancel the Option and provide for a payment to the optionee of an amount equal to the cash value of the Option (determined in accordance with the provisions of the Stock Plan). In addition, the Stock Plan permits Options to be granted to new Eligible Employees who become such as a result of the Company's acquisition of property or stock from an unrelated corporation in substitution for options granted to such Eligible Employees by their former employer.

RESTRICTED STOCK

         The Committee, at any time, may grant Awards of restricted stock under the Stock Plan; provided, however, that no more than 75,000 shares of restricted stock may be granted in the aggregate during any calendar year. The Committee may condition the grant of restricted stock upon the attainment of specified levels of revenue, earnings per share, net income, return on assets, return on sales, customer satisfaction, stock price, costs, individual performance measures or such other factors or criteria as the Committee shall determine. The provisions of various restricted stock Awards need not be identical; provided, however, that such restricted stock Awards shall be subject to the following terms and conditions: (i) until all applicable restrictions lapse, the grantee shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber the shares of restricted stock; (ii) the grantee shall have all of the rights of a shareholder of the Company with respect to the shares of restricted stock (including the right to vote the shares and the right to receive any cash dividends); (iii) unless otherwise provided in the applicable restricted stock agreement or pursuant to (iv) below, all shares of restricted stock shall be forfeited by the grantee upon termination of employment; (iv) in the event of a hardship or other special circumstances under which a grantee's employment is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions attendant to shares of restricted stock held by such grantee; (v) upon the lapse of all applicable restrictions, unlegended certificates for such shares shall be delivered to the grantee; and (vi) each Award shall be subject to the terms of a restricted stock agreement. All grantees of restricted stock shall be issued a certificate in respect of such shares, registered in such grantee's name and bearing an appropriate legend. In its discretion, the Committee may require that the certificates evidencing such shares of restricted stock be held in custody by the Company until the restrictions thereon have lapsed.

TERM OF STOCK PLAN

         The Stock Plan will terminate 10 years after its effective date (i.e., August 8, 2006), except as to Awards then outstanding, which Awards shall remain in effect until they have been exercised, the restrictions have lapsed or the Awards have expired or been forfeited.

GENERAL TERMS

         The Company may require, as a condition to the exercise of an Option or the issuance of an unrestricted stock certificate, that the grantee concurrently pay to the Company any taxes which the Company is required to withhold by reason of such exercise or lapse of restrictions. Such payment may be made either in cash or, at the discretion of the Committee, and subject to all applicable rules and regulations, through shares of Delivered Stock or shares of stock withheld from the Award having a Fair Market Value equal to the amount of the tax obligation. No Award granted under the Stock Plan shall be transferable by a grantee other than by will or the laws of descent and distribution; provided, however, that the Committee, in its discretion but in accordance with Internal Revenue Service guidance, may grant Nonqualified Stock Options that are transferable, without payment of consideration, to family members of the grantee or to trusts or partnerships for such family members.

         As of the date hereof, there are no outstanding Options or shares of restricted stock under the Stock Plan and no shares of Common Stock have been issued upon the exercise of Options granted under the Stock Plan. Furthermore, the number of grants to be made in the future to current executive officers and key employees is subject to the discretion of the Committee and cannot be determined at this time. On November 13, 1996, the closing price of the Common Stock on the New York Stock Exchange was $37. As of such date, there were approximately 125 employees participating in the Company's 1990 Stock Option Plan, the basis for eligibility in which is the same as in the Stock Plan.

FEDERAL TAX CONSEQUENCES

         An Eligible Employee realizes no taxable income at the time an Option is granted under the Stock Plan. An Eligible Employee generally realizes no taxable income at the time of an Award of restricted stock, so long as the restricted stock is not vested. Stock is vested for this purpose if it is either transferable or is not subject to a substantial risk of forfeiture.

         With regard to Incentive Stock Options, no income is recognized by an Eligible Employee upon transfer to him of shares pursuant to his exercise of an Incentive Stock Option. In order to avail himself of this tax benefit, the Eligible Employee must make no disposition of the shares so received before he has held such shares for at least one year and at least two years have passed since he was granted the Option. Assuming compliance with this and other applicable tax provisions, an Eligible Employee will realize long-term capital gain or loss when he disposes of his shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If an Eligible Employee disposes of shares acquired by exercise of an Incentive Stock Option before the expiration of the above- noted periods, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent the lessor of (a) the Fair Market Value of the shares on the date the Option was exercised, or (b) the amount realized upon such disposition, exceeds the exercise price. Any amount realized in excess of the Fair Market Value on the date of exercise is treated as long- term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares. For purposes of the alternative minimum tax, the Eligible Employee shall recognize income upon the transfer of shares to him pursuant to the exercise of an Incentive Stock Option in an amount equal to the difference between the Fair Market Value of the shares at the time of exercise and the exercise price.

         With regard to Nonqualified Stock Options, ordinary income generally is realized by the Eligible Employee at the time of his exercise of an Option. The amount of income is generally equal to the difference between the exercise price and the Fair Market Value of the shares on the date of exercise. Tax withholding is currently required on such income. When an Eligible Employee disposes of shares acquired upon the exercise of a Nonqualified Stock Option, any amount received in excess of the Fair Market Value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the Fair Market Value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon on the holding period of the shares.

         With regard to restricted stock, ordinary income is realized by an Eligible Employee at the time that such restricted stock vests. The amount of income is generally equal to the excess of the Fair Market Value of the shares at the time of vesting over the purchase price for such shares, if any. Tax withholding is required on such income. When an Eligible Employee disposes of restricted stock, any amount received in excess of the Fair Market Value of the shares on the date of vesting will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the Fair Market Value on the date of vesting, the loss will be treated as long-term or short-term capital loss, depending on the holding period of the shares. Dividends paid on restricted stock which has not vested and which has not been the subject of an election under Section 83(b) of the Code are treated as compensation income. Section 83(b) of the Code permits the Eligible Employee to elect, not more than 30 days after the date of grant of the restricted stock, to include as ordinary income the difference between the Fair Market Value of the restricted stock on the date of grant and the purchase price of the restricted stock, if any. If no
Section 83(b) election is made, then the ordinary income inclusion occurs on the date the restricted stock becomes vested and the amount of such inclusion will be the spread between the Fair Market Value of the restricted stock and the purchase price for the restricted stock at the time of vesting, if any.

         If an Eligible Employee pays the exercise price of an Option by tendering other vested shares then owned by the Eligible Employee, the difference between the Fair Market Value and adjusted basis of the tendered shares will not produce a taxable gain or loss to the Eligible Employee; however, the Eligible Employee's tax basis for an equal number of acquired shares will be the same as the Eligible Employee's tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the sum of the amount paid in cash, if any, plus any amount that the optionee is required to recognize as income as a result of the exercise of the Option.

         No deduction will be allowed to the Company for federal income tax purposes at the time of the grant or exercise of any Incentive Stock Option.
At the time of a disqualifying disposition by an Eligible Employee, the Company will be entitled to a deduction for the amount taxable to the Eligible Employee as ordinary income. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the Eligible Employee is considered to have realized ordinary income in connection with the exercise of a Nonqualified Stock Option and the grant of restricted stock, assuming compliance with Section 162(m) of the Code.

         The foregoing discussion is based upon presently applicable provisions of the federal income tax laws, and thus is subject to change if and when such laws change.

                               OTHER INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on information available to it, the Company is not aware that any director, officer or beneficial owner of 10% or more of the Common Stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the last fiscal year.

INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Deloitte & Touche LLP as the independent certified public accountants to audit the financial statements of the Company for the fiscal year ending August 31, 1997. The Company expects that representatives of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions and have the opportunity to make a statement if they desire.

SHAREHOLDER PROPOSALS

         Shareholder proposals must be received by the Company no later than July 22, 1997 in order to be considered for inclusion in next year's annual meeting proxy statement.

ADDITIONAL MATTERS

         Management is not aware of any matters which will be presented for action at the Meeting other than the election of directors and the proposal set forth in the Notice of Annual Meeting and described herein. If other matters do come before the Meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons exercising the authority conferred thereby.

                                        By Order of the Board of Directors


                                        Anthony W. Asmuth III
                                        Secretary

Milwaukee, Wisconsin
November 19, 1996


         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THEIR PROXY AS SOON AS POSSIBLE.

         A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION HAS BEEN PROVIDED WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FORM 10-K ARE AVAILABLE, FREE OF CHARGE, UPON REQUEST DIRECTED TO ROBERT C. ARZBAECHER, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, APPLIED POWER INC., P.O. BOX 325, MILWAUKEE, WISCONSIN 53201.

                                                                         ANNEX A


                               APPLIED POWER INC.
                                1996 STOCK PLAN


I.       INTRODUCTION


         1.01 Purpose. This plan shall be known as the Applied Power Inc. 1996 Stock Option Plan (the "1996 Plan" or the "Plan"). The purpose of the Plan is to provide incentive for key employees of Applied Power Inc. and its Subsidiaries to improve corporate performance on a long- term basis, and to attract and retain key employees.


         1.02 Effective Date. The effective date of the 1996 Plan shall be August 8, 1996, subject to approval of the 1996 Plan by the shareholders of Applied Power Inc. at the 1997 annual meeting. Any Award granted prior to such shareholder approval shall be expressly conditioned upon such shareholder approval of the Plan.


         1.03 Effect on Prior Plans. If the 1996 Plan is approved, no further awards or grants will be made under the Applied Power Inc. 1985 Stock Option Plan, the Applied Power Inc. 1987 Nonqualified Stock Option Plan, or the Applied Power Inc. 1990 Stock Option Plan. Options granted under those plans will remain in effect until they have been exercised or have expired. The options shall be administered in accordance with their terms and in accordance with the plan under which they were granted.

II.      PLAN DEFINITIONS


         2.01 Definitions. For Plan purposes, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

        (a) "Award" shall mean the grant of any form of stock option or restricted stock.

        (b)     "Board" shall mean the Board of Directors of the Company.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (d) "Committee" shall mean the Compensation Committee of the Board, as described in Section 4.01.

        (e) "Company" shall mean Applied Power Inc., a Wisconsin corporation.

        (f) "Company Stock" shall mean Class A Common Stock of the Company and such other stock and securities as may be substituted therefor pursuant to Section 3.02.

          (g) "Eligible Employee" shall mean any regular salaried employee of the Company or a Subsidiary who satisfies all of the requirements of Section 5.01.

          (h) "Fair Market Value" on any date shall mean, with respect to Company Stock, if the stock is then listed and traded on a registered national securities exchange, or is quoted in the NASDAQ National Market System, the mean of the high and low sale prices recorded in composite transactions as reported in the Wall Street Journal (Midwest Edition). In the absence of reported sales on such date, or if the stock is not so listed or quoted, but is traded in the over-the-counter market, "Fair Market Value" shall be the mean of the closing bid and asked prices for such shares on such date as reported in the Wall Street Journal (Midwest Edition), or, if not so reported as obtained from a bona fide market maker in such shares.

          (i) "Grantee" shall mean any person who has been granted an Award, under the Plan.

          (j) "Option Period" shall mean the period of time provided pursuant to Section 6.04 within which a stock option may be exercised.

          (k) "Subsidiary" shall mean any corporation now or hereafter in existence in which the Company owns, directly or indirectly, a voting stock interest of more than fifty percent (50%).

III.  SHARES SUBJECT TO OPTION

          3.01 Available Shares. The total number of shares of Company Stock that may be issued under the Plan, shall in the aggregate not exceed one million five hundred thousand (1,500,000) shares. Shares subject to and not issued under an option which expires, terminates, is canceled or forfeited for any reason under the Plan and shares of restricted Company Stock which have been forfeited before the Grantee has received any benefits of ownership, such as dividends from the forfeited shares, shall again become available for the granting of Awards.

          3.02 Changes in the Number of Available Shares. If any stock dividend is declared upon the Company Stock, or if there is any stock split, stock distribution, or other recapitalization of the Company with respect to the Company Stock, resulting in a split or combination or exchange of shares, the aggregate number and kind of shares which may thereafter be offered under the Plan shall be proportionately and appropriately adjusted and the number and kind of shares then subject to options granted to employees under the Plan and the per share option price therefor shall be proportionately and appropriately adjusted, without any change in the aggregate purchase prices to be paid therefor.

IV.       ADMINISTRATION

          4.01 Administration by the Committee. The Plan shall be administered by the Compensation Committee of the Board, or such other committee of the Board as the Board may from time to time determine. The Committee shall be constituted so as to permit the Plan to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule) and Section 162(m) of the Code.

         4.02 Committee Powers. The Committee is empowered to adopt such rules, regulations and procedures and take such other action as it shall deem necessary or proper for the administration of the Plan and, in its discretion, may modify, extend or renew any option theretofore granted. The Committee shall also have authority to interpret the Plan, and the decision of the Committee on any questions concerning the interpretation of the Plan shall be final and conclusive. The Committee may consult with counsel, who may be counsel for the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Committee may adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Eligible Employees who are foreign nationals or employed outside of the United States.

         Subject to the provisions of the Plan, the Committee shall have full and final authority to:

         (a)     designate the persons to whom Awards shall be granted;

         (b) grant Awards in such form and amount as the Committee shall determine;

         (c) impose such limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate, and

         (d) waive in whole or in part any limitations, restrictions or conditions imposed upon any such Award as the Committee shall deem appropriate.

V.       PARTICIPATION

         5.01 Eligibility. Key employees of the Company and its Subsidiaries (including officers and employees who may be members of the Board) who, in the sole opinion of the Committee, contribute significantly to the growth and success of the Company or a Subsidiary shall be eligible for Awards under the Plan. From among all such Eligible Employees, the Committee shall determine from time to time those Eligible Employees to whom Awards shall be granted. No Eligible Employee may be granted an Award or Awards covering more than 125,000 shares of Company Stock in any calendar year. No Eligible Employee shall have any right whatsoever to receive an Award unless so determined by the Committee.

         5.02 No Employment Rights. The Plan shall not be construed as conferring any rights upon any person for a continuation of employment, nor shall it interfere with the rights of the Company or any Subsidiary to terminate the employment of any person or to take any other action affecting such person.

VI.      STOCK OPTIONS

         6.01 General. Stock options granted under the Plan may be in the form of incentive stock options (within the meaning of the Code) or nonqualified stock options. Each option granted under the Plan shall be evidenced by a stock option agreement between the Company and the Grantee which shall contain the terms and conditions required by this Article VI, and such other terms and conditions, not inconsistent herewith, as the Committee may deem appropriate in each case.

         6.02 Option Price. The price at which each share of Company Stock covered by an option may be purchased shall be determined in each case by the Committee and set forth in each stock option agreement. In no event shall such price be less than one hundred percent (100%) of the Fair Market Value of the Company Stock when the option is granted. Notwithstanding the foregoing, the Committee may grant nonqualified stock options with an option price of less than 100% of the Fair Market Value of the Company Stock on the condition that the Grantee make a cash payment to the Company on the date of grant of at least the difference between the Fair Market Value of the Company Stock and the option price (i.e., the sum of the cash payment and the option price must be equal to or in excess of the Fair Market Value of the Company Stock on the date of grant). Employees who own, directly or indirectly, within the meaning of Code Section 425(d), more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary corporation shall not be eligible to receive an incentive stock option hereunder unless the purchase price per share under such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of 5 years from the date such option is granted.

         6.03 Date Option Granted. For purposes of the Plan, a stock option shall be considered as having been granted on the date on which the Committee authorized the grant of the option, except where the Committee has designated a later date, in which event the later date shall constitute the date of grant of the option; provided, however, that in either case notice of the grant of the option shall be given to the employee within a reasonable time.

         6.04 Period for Exercise. Each stock option agreement shall state the period or periods of time within which the option may be exercised by the Grantee, in whole or in part, which shall be the period or periods of time as may be determined by the Committee, provided that:

         (a) No option granted under this Plan may be exercised until at least six months have elapsed from the date of grant (except in the case of death or disability) or prior to shareholder approval of the Plan,

         (b)     No Option Period for an incentive stock option may exceed ten
                 (10) years from the date the option is granted, and

         (c) No option may be treated as an incentive stock option unless the Grantee exercises the option while employed by the Company or a Subsidiary or within three months after termination of employment, or if termination is caused by death or disability, within one year after such termination.

         6.05    Special Rule for Incentive Stock Options.  For so long as
Section 422 (or any successor provision) of the Code so provides, the aggregate Fair Market Value (determined as of the date the incentive stock option is granted) of the number of shares with respect to which incentive stock options are exercisable for the first time by a Grantee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the Code.

         6.06 Method of Exercise. Subject to Section 6.04, each option may be exercised in whole or in part from time to time as specified in the stock option agreement. Each Grantee may exercise an option by giving written notice of the exercise to the Company, specifying the number of shares to be purchased, accompanied by payment in full of the purchase price therefor. The purchase price may be paid in cash, by check, or, with the approval of the Committee, by delivering shares of Company Stock which have been beneficially owned by the Grantee, the Grantee's spouse, or both of them for a period of at least six months prior to the time of exercise ("Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued at its Fair Market Value determined as of the date of exercise of the option. No Grantee shall be under any obligation to exercise any option hereunder. The holder of an option shall not have any rights of a stockholder with respect to the shares subject to the option until such shares shall have been delivered to him or her.

         6.07 Merger, Consolidation or Reorganization. In the event of a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, the Committee may, subject to the approval of the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, take action regarding each outstanding and unexercised option pursuant to either clause (a) or (b) below:

         (a) Appropriate provision may be made for the protection of such option by the substitution on an equitable basis of appropriate shares of the surviving corporation, provided that the excess of the aggregate Fair Market Value of the shares subject to such option immediately before such substitution over the exercise price thereof is not more than the excess of the aggregate fair market value of the substituted shares made subject to option immediately after such substitution over the exercise price thereof; or

         (b) The Committee may cancel such option. In such event, the Company, or the corporation assuming the obligations of the Company hereunder, shall pay the employee an amount of cash (less normal withholding taxes) equal to the excess of the highest Fair Market Value per share of the Company Stock during the 60-day period immediately preceding the merger, consolidation or reorganization over the option exercise price, multiplied by the number of shares subject to such option.

         6.08 Substitute Options. Notwithstanding the provisions of Sections 6.02 and 6.03 above, in the event that the Company or a Subsidiary consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Eligible Employees on account of such transaction may be granted options in substitution for options granted by their former employer. If such substitute options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the shares on the grant date.

VII.     RESTRICTED STOCK

         7.01 Administration. Shares of restricted stock may be issued either alone or in addition to other Awards granted under the Plan; provided that a maximum of 75,000 shares of restricted stock may be granted in any calendar year. The Committee shall determine the Eligible Employees to whom and the time or times at which grants of restricted stock will be made, the number of shares to be awarded, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. The Committee may condition the grant of restricted stock upon the attainment of specified levels of revenue, earnings per share, net income, return on assets, return on sales, customer satisfaction, stock price, costs, individual performance measures or such other factors or criteria as the Committee shall determine. The provisions of restricted stock Awards need not be the same with respect to each recipient.

         7.02 Awards and Certificates. Each individual receiving a restricted stock Award shall be issued a certificate in respect of such shares of restricted stock. Such certificate shall be registered in the name of such individual and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Applied Power Inc. 1996 Stock Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Applied Power Inc."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any restricted stock Award, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Company Stock covered by such Award.

         7.03 Terms and Conditions. Shares of restricted stock shall be subject to the following terms and conditions:

         (a) Until the applicable restrictions lapse, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock.

         (b) The Grantee shall have, with respect to the shares of restricted stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee, cash dividends shall be automatically paid in cash and dividends payable in Company Stock shall be paid in the form of additional restricted stock.

         (c) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and (d) below, all shares still subject to restriction shall be forfeited by the Grantee upon termination of a Grantee's employment for any reason.

         (d) In the event of hardship or other special circumstances of a Grantee whose employment is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to such Grantee's shares of restricted stock.

         (e) If and when the applicable restrictions lapse, unlegended certificates for such shares shall be delivered to the Grantee.

         (f) Each Award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

VIII.    WITHHOLDING TAXES.

         8.01 General Rule. Pursuant to applicable federal and state laws, the Company is or may be required to collect withholding taxes upon the exercise of an option or the lapse of stock restrictions. The Company may require, as a condition to the exercise of an option or the issuance of a stock certificate, that the Grantee concurrently pay to the Company (either in cash or, at the request of Grantee but in the discretion of the Committee and subject to such rules and regulations as the Committee may adopt from time to time, in shares of Delivered Stock) the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise or lapse of restrictions, in such amount as the Committee or the Company in its discretion may determine.

         8.02 Withholding from Shares to be Issued. In lieu of part or all of any such payment, the Grantee may elect, subject to such rules and regulations as the Committee may adopt from time to time, or the Company may require that the Company withhold from the shares to be issued that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

         8.03 Special Rule for Insiders. Any such request or election (to satisfy a withholding obligation using shares) by an individual who is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 shall be made in accordance with the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

IX.      GENERAL

         9.01 Nontransferability. No Award shall be transferable by a Grantee otherwise than by will or the laws of descent and distribution, provided that in accordance with Internal Revenue Service guidance, the Committee, in its discretion, may grant nonqualified stock options that are transferable, without payment of consideration, to family members of the Grantee or to trusts or partnerships for such family members. The Committee may also amend outstanding stock options to provide for such transferability.

         9.02 General Restriction. Each Award shall be subject to the requirement that if at any time the Board or the Committee shall determine, in its discretion, that the listing, registration, or qualification of securities upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of securities thereunder, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee.

         9.03 Expiration and Termination of the Plan. The Plan will terminate ten (10) years after the effective date of the Plan, except as to Awards then outstanding under the Plan, which Awards shall remain in effect until they have been exercised, the restrictions have lapsed or the Awards have expired or been forfeited. The Plan may be abandoned or terminated at any time by the Board of Directors of the Company, except with respect to any Awards then outstanding under the Plan.

         9.04 Amendments. The Board may from time to time amend, modify, suspend or terminate the Plan; provided, however, that no such action shall be made without shareholder approval where such change would be required in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule) or the Code. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), reduce the exercise price of outstanding options, or authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an Award (either directly or through modification of the Plan) shall, without the consent of the Grantee, alter or impair any rights of the Grantee under the Award.

         9.05 Construction. Except as otherwise required by applicable federal laws, the Plan shall be governed by, and construed in accordance with, the laws of the State of Wisconsin.

                               APPLIED POWER INC.

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 8, 1997
                                   P R O X Y
                              CLASS A COMMON STOCK
                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM AND ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Wednesday, January 8, 1997, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.       Election of Directors    [ ]      FOR all nominees listed below     [ ]     WITHHOLD AUTHORITY
                                           (except as marked to the                  to vote for all
                                           contrary below)                           nominees listed below

                     H. RICHARD CROWTHER, JACK L. HECKEL, RICHARD A. KASHNOW,
                     L. DENNIS KOZLOWSKI, JOHN J. MCDONOUGH and RICHARD G. SIM

(INSTRUCTION:        To withhold authority to vote for any individual nominee,
                     write that nominee's name on the line provided below.)
--------------------------------------------------------------------------------

2.       To approve the Applied Power Inc. 1996 Stock Plan:

         [ ]    FOR              [ ]    AGAINST          [ ]     ABSTAIN

3. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

                          (Continued on reverse side)
--------------------------------------------------------------------------------
                         (Continued from reverse side)

                                      ESOP

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1. AND 2.

                                        Dated:                     , 19
                                               --------------------    ---

                                        ------------------------------------

                                        ------------------------------------
                                          Signature(s) of Shareholder(s)

                                        PLEASE SIGN PERSONALLY AS NAME APPEARS
                                        AT LEFT. When signing as attorney,
                                        executor, administrator, personal
                                        representative, trustee or guardian,
                                        give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If stock is held in the name of two or more persons, all should sign.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE - PLEASE DO NOT FOLD

                               APPLIED POWER INC.

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 8, 1997
                                   P R O X Y
                              CLASS A COMMON STOCK
                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM AND ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Wednesday, January 8, 1997, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.       Election of Directors    [ ]      FOR all nominees listed          [ ]     WITHHOLD AUTHORITY
                                           below (except as marked to               to vote for all
                                           the contrary below)                      nominees listed below

            H. RICHARD CROWTHER, JACK L. HECKEL, RICHARD A. KASHNOW,
            L. DENNIS KOZLOWSKI, JOHN J. MCDONOUGH and RICHARD G. SIM

(INSTRUCTION:    To withhold authority to vote for any individual nominee,
                 write that nominee's name on the line provided below.)
--------------------------------------------------------------------------------
2.       To approve the Applied Power Inc. 1996 Stock Plan:

     [  ]    FOR                       [  ]    AGAINST          [  ]   ABSTAIN

3. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

                         (Continued on reverse side)
--------------------------------------------------------------------------------
                         (Continued from reverse side)

                                      ESPP

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1. AND 2.

                                        Dated: ____________________, 19___

                                        ____________________________________

                                        ____________________________________
                                                  Signature(s) of
                                                  Shareholder(s)

                                        PLEASE SIGN PERSONALLY AS NAME  APPEARS
                                        AT LEFT. When signing as attorney,
                                        executor, administrator,  personal
                                        representative, trustee or
                                        guardian, give full title as
                                        such.  If signer is a corporation,
                                        sign full corporate name by duly
                                        authorized officer.  If stock is held
                                        in the name of two or more persons, all
                                        should sign.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE - PLEASE DO NOT FOLD

                               APPLIED POWER INC.

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 8, 1997
                                   P R O X Y
                              CLASS A COMMON STOCK
                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM AND ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Wednesday, January 8, 1997, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.       Election of Directors    [ ]      FOR all nominees listed           [ ]     WITHHOLD AUTHORITY
                                           below   (except as marked to              to vote for all
                                           the contrary below)                       nominees listed below

                 H. RICHARD CROWTHER, JACK L. HECKEL, RICHARD A. KASHNOW,
                 L. DENNIS KOZLOWSKI, JOHN J. MCDONOUGH, and RICHARD G. SIM

(INSTRUCTION:    To withhold authority to vote for any individual nominee,
                 write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2.    To approve the Applied Power Inc. 1996 Stock Plan:

      [ ]    FOR              [ ]    AGAINST          [ ]     ABSTAIN

3. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

                          (Continued on reverse side)
--------------------------------------------------------------------------------
                         (Continued from reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1. AND 2.

                                        Dated:                     , 19
                                               --------------------    ---

                                        ------------------------------------

                                        ------------------------------------
                                         Signature(s) of Shareholder(s)

                                        PLEASE SIGN PERSONALLY AS NAME APPEARS
                                        AT LEFT.  When signing as attorney,
                                        executor, administrator, personal
                                        representative, trustee or guardian,
                                        give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If stock is held in the name of two or more persons, all should sign.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE - PLEASE DO NOT FOLD